SUMMARY PROSPECTUS — MAY 1, 2021, AS AMENDED FEBRUARY 17, 2022

Guardian International Equity VIP Fund
(formerly, Guardian International Value VIP Fund)

This Summary Prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. and is not intended for use by other investors. Before you invest, you may want to review the Fund's Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and other information about the Fund, including the Fund's Statement of Additional Information (SAI) and most recent annual and semi-annual reports to shareholders, online at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses/. You can also obtain this information at no cost by calling our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) or from your financial intermediary. This Summary Prospectus incorporates by reference the Fund's Prospectus and SAI, each dated May 1, 2021, as may be amended or supplemented from time to time.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.77%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	1.18%
Fee Waiver and/or Expense Reimbursement[1]	-0.18%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.08% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to the Manager's recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also

Guardian International Equity VIP Fund Summary Prospectus 1

assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guardian International Equity VIP Fund	$110	$365	$639	$1,423

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities and warrants of companies.

The Fund will invest principally in common stocks of large- and mid-capitalization foreign companies with market capitalizations in the range of companies included in the MSCI® Europe, Australasia and Far East ("EAFE®") Index ("EAFE® Index") at the time of purchase that Schroders Investment Management North America Inc. ("SIMNA") and Schroder Investment Management North America Limited ("SIMNA Ltd.," together with SIMNA, the "Subadvisers") believe are undervalued or have the potential for growth based on their earnings, cash flow, or asset values. Although expected to change frequently, the market capitalization range of the EAFE® Index was approximately $3.3 billion to $395 billion as of June 30, 2021.

In choosing securities for the Fund, the Subadvisers look for established companies in economically developed countries and may invest up to 15% of the Fund's assets in securities of companies whose principal business activities are located in emerging market countries.

The Subadvisers typically may sell investments when they believe that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

In addition, the Sub-Advisers incorporate environmental, social and governance ("ESG") factors into their investment process. The Sub-Advisers evaluate the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which they view as important in their assessment of a company's risk and potential for profitability.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

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Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Management Risk. The Fund is actively managed by the Subadvisers. There is no guarantee that the Subadvisers' investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. As part of the Fund's investment strategy, the Subadvisers evaluate certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadvisers to have underappreciated earnings growth potential that trade at attractive valuations, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating

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to such region(s) or countries. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may be more vulnerable to adverse developments than larger companies.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Fund replaced its subadviser and modified its principal investment strategies as of February 17, 2022. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund's prior subadviser and principal investment strategies.

Annual Returns (by calendar year)

Highest Quarterly Return – 15.34% (4th Q 2020)
Lowest Quarterly Return – -23.54% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2020)

Fund	Inception	1 Year	Since Inception
Guardian International Equity VIP Fund	9/1/2016	8.31%	6.54%
MSCI® Europe, Australasia and Far East ("EAFE®") Index (reflects no deduction for fees, expenses or taxes)		7.82%	8.39%

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Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. SIMNA and SIMNA Ltd. serve as the Fund's subadvisers. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Simon Webber, CFA	Portfolio Manager	February 17, 2022
James Gautrey, CFA	Portfolio Manager	February 17, 2022

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

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